Financial Instruments	12 Months Ended
Jun. 30, 2013
Financial Instruments

13. Financial Instruments

The Company’s financial assets and financial liabilities are as follow:

	As at June 30, 2013	As at June 30, 2012
Cash	$6,929	$5,013

Accounts receivable	$40,971	$35,481

Accounts payable	$1,724	$963
Other accrued liabilities	33,467	33,195
Class B Series Two and Three share liability	7,615	7,487
Long-term debt (including portion due within one year)	220,244	215,992
Conversion right on 6.25% Convertible Debentures	954	2,080
Derivative financial instrument	820	164
Other long term liabilities	12,641	10,872

	$277,465	$270,753

The carrying amounts of cash, accounts receivable, accounts payable, and other accrued liabilities approximate fair value because of the short-term maturity of these items. The carrying amount of long-term debt, which bears interest at both fixed and floating rates, also approximates fair value. Foreign currency exchange contract are measured at fair value, based on appropriate valuation methodologies. The fair value of the Class B Series Two common share liability is based upon an amount equal to the weighted average trading price of the STI common shares for the 10 consecutive trading days immediately prior to the date of valuation plus Cdn $3.847 (reflecting the equivalent value of the Subordinated Note component of the IPS) and the fair value of the Class B Series Three common share liability is based upon an amount equal to the weighted average trading price of the STI common shares for the 10 consecutive trading days immediately prior to the date of valuation. Other long term liabilities consist primarily of insurance reserves which are valued upon actuarial analysis.

The fair value of a financial instrument is the amount of consideration that could be agreed upon in an arm’s length transaction between knowledgeable willing parties who are under no compulsion to act. In certain circumstances, however, the initial fair value may be based upon other observable current market transactions in the same instrument, without modification or on a valuation technique using market-based inputs.

Fair value measurements are categorized using a fair value hierarchy that reflects the significance of inputs used in determining the fair values:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Quoted prices in active markets for similar assets or liabilities or valuation techniques where significant inputs are based on observable market data.

Level 3: Valuation techniques for which any significant input is not based on observable market data.

Each type of fair value is categorized based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Company’s financial assets and liabilities measured on a recurring basis were categorized as follows:

As at June 30, 2013
	Level 1	Level 2	Level 3	Total
Foreign currency exchange contracts	$—	$820	$—	$820
Class B Series Two and Three common share liability	—	7,615	—	7,615
Conversion right on 6.25% Convertible Debentures	—	—	954	954

	$—	$8,435	$954	$9,389

As at June 30, 2012
	Level 1	Level 2	Level 3	Total
Foreign currency exchange contracts	$—	$164	$—	$164
Class B Series Two and Three common share liability	—	7,487	—	7,487
Conversion right on 6.25% Convertible Debentures	—	—	2,080	2,080

	$—	$7,651	$2,080	$9,731

The following tables summarize the changes in the Company’s level 3 financial instrument for the twelve months ended June 30, 2013 and 2012, respectively.

Conversion rights on 6.25% Convertible Debentures For the twelve months ended June 30,	2013	2012
Beginning balance at July 1,	$2,080	$1,099
Total unrealized (gain) loss:
Non-cash (gain) loss on conversion feature	(1,142)	972
FX impact on conversion feature	16	9

Ending balance at June 30,	$954	$2,080

The decrease in fair value of the conversion rights was driven largely by the change in the Company’s stock price volatility which decreased to 23.0% from 25.0% in the twelve months ended June 30, 2013. The increase in fair value of the conversion rights was driven largely by the change in the Company’s stock price volatility which increased to 25.0% from 20.0% in the twelve months ended June 30, 2012.

The Company uses a binomial model to fair value the conversion rights on the 6.25% Convertible Debentures which takes into account the Company’s stock price volatility, the bond yield and other market factors. This is considered a level 3 value due to the sensitivity of the model to movements in volatility which is not directly observable. The change in fair value of the conversion rights led to income of $1.1 million in the statement of operations for the year ended June 30, 2013.

The Company has exposure to interest rate risk, foreign currency exchange risk, credit risk and liquidity risk. The Company’s management has overall responsibility for the establishment of the Company’s risk management framework, with oversight provided by the Board of Directors.

Interest Rate Risk

The Company’s interest rate risk primarily arises from its variable rate borrowings under the senior credit facility, which bears a floating rate of interest. The Company manages its interest rate exposure by using a combination of fixed and variable rate debt. The Company has secured fixed rate financing in the form of its Senior Secured Notes and its Convertible Debentures.

At June 30, 2013, the Company had $113.5 million in outstanding senior indebtedness (comprised of $78.5 million in revolving credit facility borrowings and $35.0 million in fixed rate Senior Secured Notes) as well as $106.7 million in fixed rate Convertible Debentures.

A 100 basis point change in interest rates, with all other variables held constant, applied to the outstanding credit facility borrowings as at June 30, 2013, would result in an annual change in interest expense and a corresponding change in cash flows of approximately $0.8 million.

Foreign Currency Exchange Risk

The Company manages the exposure to currency fluctuations through foreign currency exchange contracts. In order to mitigate the impact of fluctuations in exchange rates between the Canadian dollar and the U.S. dollar, the Company has entered into Canadian dollar / U.S. dollar exchange contracts which covers approximately 38% of the anticipated dividends and interest payable in Canadian dollars through September 2014.

STA Holdings has 15 monthly forward foreign exchange contracts (the “Forward Contracts”) outstanding under which the Company will sell U.S. dollars each month for a fixed amount of Canadian dollars.

At June 30, 2013, the Company had the following outstanding contracts relating to dividend and interest payments:

Contract Dates	Number of Contracts	US$ to be delivered (in millions)	Cdn$ to be received (in millions)	Cdn$ per US$ (weighted average)
July 2013 -June 2014	12	14.6	14.7	1.0009
July 2014- September 2014	3	3.6	3.7	1.0305

	15	18.2	18.4

The Forward Contracts do not qualify as a cash flow hedge for accounting purposes, and the change in the fair value of the Forward Contracts is recorded in the consolidated statement of operations. The Company recorded a non cash loss for the year ended June 30, 2013, of $0.7 million in connection with the changes in fair value of the Forward Contracts, which is included in the consolidated statement of operations in unrealized loss on Forward Contracts. The value of the Forward Contracts represents a liability of $0.8 million as at June 30, 2013.

The Company recorded a non-cash loss for the year ended June 30, 2013 of $2.0 million on the re-measurement of its 6.25% Convertible Debentures (see Notes 2 and 8) which is included in the consolidated statement of operations. This was partially offset by the re-measurement of the Company’s intercompany loan receivable balance (see Note 2), which resulted in a non-cash gain of $2.1 million which is included in the consolidated statement of operations.

The Company uses cash flows from its Canadian operations to partially mitigate the exchange rate risk on the common share dividends and the Convertible Debentures interest payments.

The Company prepares its financial statements in U.S. dollars. In connection with the Company’s Canadian operations, approximately 22.4% of the Company’s consolidated income before taxes are incurred in Canadian dollars. The results of the Canadian operations are translated into U.S. dollars for financial statement reporting purposes.

Changes in the Canadian dollar / U.S. dollar currency exchange rate from period to period will impact the translated U.S. dollar equivalent results of the Canadian operations. The Company recorded a gain of $0.2 million on the translation of its monthly dividends into U.S. dollars (which included the liquidation of the monthly currency contracts used to hedge the dividends). Both of these transactions are recorded in foreign currency gain in the consolidated statements of operations.

Credit Risk

The Company is exposed to credit risk in its cash and cash equivalents, accounts receivable and to the credit risk of its derivative financial instrument counterparties if they do not meet their obligations. The Company minimizes the credit risk of cash by depositing such with only reputable financial institutions with federally insured backing. The Company minimizes the credit risk of its derivative financial instruments by dealing only with reputable financial institutions and monitoring the credit risk of these financial institutions. As the Company does not utilize credit derivatives or similar instruments, the maximum exposure to credit risk is the full carrying value of the financial instrument or face value of open derivative financial instruments.

Receivables from the transportation segment are secured by the creditworthiness of local municipalities and agencies. The majority of the customers are local school districts that are funded through a combination of local taxes and funding from state/provincial and federal governments. The Company has historically had excellent collections experience with these customers and believes that these receivables are collectable. Receivables from the oil and gas segment are due from reputable general partners operating large partnerships in the oil and gas industry. Consistent with the Company’s history there were minimal write-offs of accounts receivable during the fiscal years ended June 30, 2013 and 2012.